UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 20, 2024

FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)
001-41342	35-1544218
(Commission File Number)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.125 stated value per share	FRME	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/100th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	FRMEP	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective May 20, 2024, First Merchants Corporation (“First Merchants”) amended and restated its Articles of Incorporation (as amended, the “Amended and Restated Articles of Incorporation”) and its Bylaws (as amended, the “Amended and Restated Bylaws”). The Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws reflect three amendments to:

1.    Grant shareholders of First Merchants the right to amend its Bylaws;

2.    Provide that, beginning with the 2025 Annual Meeting of Shareholders, all newly elected directors              will be elected for one-year terms and the Board of Directors will then progress to being fully declassified by the 2027 Annual Meeting of Shareholders; and

3.    Provide that director nominees in uncontested elections will be elected by a majority of the votes cast (coupled with a resignation policy in the Corporate Governance Guidelines), but will remain subject to a plurality standard in contested elections.

All three amendments had been proposed by the Board of Directors of First Merchants for approval by the shareholders at their 2024 Annual Meeting held May 7, 2024, and the shareholders at the 2024 Annual Meeting approved all three amendments.

The three amendments are further described in “Voting Item 6: Proposal to Approve an Amendment to the Company’s Articles of Incorporation Giving Shareholders the Ability to Amend the Company’s Bylaws”, “Voting Item 7: Proposal to Approve Amendments to the Company’s Articles of Incorporation to Provide for a Phased-In Declassification of the Company’s Board of Directors”, and “Voting Item 8: Proposal to Approve an Amendment to the Company’s Articles of Incorporation to Require Majority Voting in Uncontested Director Elections” in First Merchants’ definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 27, 2024 (the “Proxy Statement”), which description is incorporated by reference into this Item 5.03 of this Current Report on Form 8-K.

The summaries and descriptions of the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference into this Item 5.03 of this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit 3.1	Articles of Incorporation of First Merchants Corporation, as amended (effective May 20, 2024).
Exhibit 3.2	Bylaws of First Merchants Corporation, as amended (effective May 20, 2024).
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Corporation
(Registrant)

By: /s/ Michele M. Kawiecki Michele M. Kawiecki Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)
Dated: May 22, 2024